# Consumer Portfolio Services, Inc.
## Nasdaq: CPSS

Investor Presentation
As of December 31, 2018

# Company Overview

- Consumer finance company focused on sub-prime auto market
- Established in 1991. IPO in 1992
- Through December 31, 2018, approximately $15.2 billion in contracts originated
- From 2002 – 2011, four mergers and acquisitions aggregating $822.3 million
- Irvine, California operating headquarters; Branches in Nevada, Illinois, Virginia and Florida
- Approximately 1,032 employees at December 31, 2018
- $902.4 million contract originations in 2018; $859.1 million contract originations in 2017
- $2.4 billion outstanding managed portfolio at December 31, 2018

# Recent Financial and Operating Performance



Pretax Income ($ in mm)
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q4 18



Total Managed Portfolio
($ in mm)
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q4 18



New Contract Purchases
($ in mm)
$250
$200
$150
$100
$50
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q4 18



Return on Managed Assets (1)
1.0%
0.0%
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q4 18

(1) Equal to annualized pretax income as a percentage of the average managed portfolio.

# Operational Flow



CPS Systems
Proprietary Applications
Credit Bureaus
Automobile Dealership
Credit Application
Originations System
Credit Decisioning AOA / DOA
Decline or Approval / Pricing
Underwriting Package
Underwriting
Shop -- Negotiate-- Apply for Credit
Receivables Accounting System
Servicing and Collections System Auto Dialer – Workflow Management
Servicing Activities – Five Branch Locations
Auto Consumers

# Economic Model

- Recent results reflect upward tick in cost of funds due to rising interest rate environment.

| | Quarter Ended | | Twelve Months Ended | |
|---|---|---|---|---|
| | December 31, 2018 | December 31, 2017 | December 31, 2018 | December 31, 2017 |
| Interest Income | 15.0% | 18.0% | 16.2% | 18.2% |
| Servicing and Other Income | 0.4% | 0.4% | 0.4% | 0.4% |
| Interest Expense | (4.5%) | (4.1%) | (4.3%) | (4.0%) |
| Net Interest Margin | 10.9% | 14.3% | 12.3% | 14.7% |
| Provision for Credit Losses | (4.2%) | (7.5%) | (5.7%) | (8.0%) |
| Core Operating Expenses | (5.9%) | (5.4%) | (5.8%) | (5.3%) |
| Pretax Return on Assets | 0.8% | 1.4% | 0.8% | 1.4% |

(1) As a percentage of the average managed portfolio. Percentages may not add due to rounding.

# U.S. Auto Finance Market

## U.S. Auto Finance Market

$1.2 trillion in auto loans outstanding as of Q4 2018 (1)

Approximately $604.4 billion in new auto loans in 2018 (2)

Approximately 38% of Q4 2018 auto loans originated were below "prime" (credit score less than 660) (1)

Historically fragmented market

Few dominant long-term players

Significant barriers to entry

## Other National Industry Players

Santander Consumer USA

GM Financial/AmeriCredit

Capital One

Chase Custom

Wells Fargo

Westlake Financial

Credit Acceptance Corp.

Exeter Finance Corp.

(1) According to Experian Automotive.

(2) According to Consumer Financial Protection Bureau

# Marketing

- Purchasing contracts from dealers in 48 states across the U.S.
- As of December 31, 2018 had 81 employee marketing representatives
- Primarily factory franchised dealers

**Contract Purchases** (1)


18%
82%
Factory Franchised
0.18

(1) Under the CPS programs for contracts purchased during 2018.

# Historical Origination Volume

- Since inception through December 31, 2018 the Company has originated approximately $15.2 billion in contracts



($ in millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$297
$9
$113
$284
$552
$764
$945
$1,061
$1,089
$859
$902
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

# Total Managed Portfolio

- Decline through 2010 was the result of the financial crisis



($ in millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,195
$756
$795
$898
$1,231
$1,644
$2,031
$2,308
$2,334
$2,380
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18

# Collateral Description (1)

**Primarily late model, pre-owned vehicles**

- 26% New
- 74% Pre-owned
- 44% Domestic
- 56% Imports



Model Years of Current Year Production
28%
24%
20%
16%
12%
8%
4%
0%
2018-19
2017
2016
2015
2014
2013
2012
2011
<= 2010

(1) Under the CPS programs for contracts purchased during 2018

# Overview of Lending Programs

- CPS's proprietary scoring models and risk-adjusted pricing result in program offerings covering a wide band of the sub-prime credit spectrum

| Program (1) | Avg. Yield (2) | Avg. Amount Financed | Avg. Annual Household Income | Avg. Time on Job (years) | Avg. FICO | % of Purchases |
|---|---|---|---|---|---|---|
| Preferred | 12.14% | $20,384 | $80,099 | 8.1 | 597 | 6% |
| Super Alpha | 14.52% | $20,599 | $71,978 | 7.4 | 575 | 10% |
| Alpha Plus | 16.36% | $19,314 | $61,689 | 5.7 | 569 | 22% |
| Alpha | 18.77% | $17,310 | $53,160 | 5.1 | 566 | 41% |
| Standard | 22.50% | $13,120 | $47,792 | 3.6 | 566 | 12% |
| Mercury / Delta | 22.50% | $13,120 | $44,080 | 3.2 | 558 | 6% |
| First Time Buyer | 21.62% | $12,130 | $36,926 | 2.1 | 557 | 3% |
| Bravo | 22.04% | $12,378 | $43,812 | 2.9 | 544 | LT 1% |
| Overall | 18.04% | $17,114 | $55,606 | 5.1 | 568 | 100% |

(1) Under the CPS programs for contracts purchased during 2018.
(2) Contract APR as adjusted for fees charged (or paid) to dealer.

# Borrower and Contract Profile[1]

## Borrower:

| | |
|---|---|
| • Average age | 43 years |
| • Average time in job | 5 years |
| • Average time in residence | 6 years |
| • Average credit history | 12 years |
| • Average household income | $55,606 per year |
| • Percentage of homeowners | 22% |

## Contract:

| | |
|---|---|
| • Average amount financed | $17,114 |
| • Weighted average monthly payment | $466 |
| • Weighted average term | 69 months |
| • Weighted average APR | 18.3 % |
| • Average LTV | 112.9 % |

(1) Under the CPS programs for contracts purchased during 2018.

# Operations

## Contract Originations

- Centralized contract originations at Irvine HQ
  - Maximizes control and efficiencies
  - Certain functions performed at Florida and Nevada offices
- Proprietary auto-decisioning system
  - Makes initial credit decision on over 99% of incoming applications
  - Uses both criteria and proprietary scorecards in credit and pricing decisions
- Pre-funding verification of employment, income and residency
  - Protects against potential fraud

## Servicing

- Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance
- Early contact on past due accounts; commencing as early as first day after due date
- Early stage workload supplemented by automated intelligent predictive dialer, text message reminders and two-way text message communications.
- Workloads allocated based on specialization and behavioral scorecards, which enhances efficiencies

# Portfolio Financing

- $300 million in interim funding capacity through three credit facilities
  - $100 million with Fortress; revolves to April 2021, due in April 2023
  - $100 million with Citibank; revolves to August 2020, due in August 2021
  - $100 million with Ares / Credit-Suisse; revolves to November 2019, due in November 2021

- Regular issuer of asset-backed securities, providing long-term matched funding
  - $13.4 billion in 81 deals from 1994 through January 2019.
  - Completed 30 senior subordinated securitizations since the beginning of 2011.
  - In January 2019 transaction, sold five tranches of rated bonds from triple "A" down to double "B" with a blended coupon of 4.22%.

- At December 31, 2018, total corporate debt of $17.3 million in subordinated unsecured retail notes.

- May 2018, $40 million residual financing.

# Static Pool Performance

- Average of quarterly vintage cumulative net losses as of December 31, 2018
- Recent pool performance in line with business model economics



20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2006
2007
2013
2014
2015
2016
2017
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55

# Static Pool Performance

- Average of quarterly vintage cumulative net losses as of December 31, 2018
- Recent pool performance in line with business model economics



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2006
2007
2013
2014
2015
2016
2017
2015
2016
2017
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36

# Consumer Portfolio Services, Inc.
# Creating Shareholder Value



18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
Pre-tax Income $ in Millions - Left Axis
Book Value per Share in $ - Right Axis
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18

# Summary Balance Sheets (1)

| ($ in millions) | December 31, 2018 | December 31, 2017 | December 31, 2016 | December 31, 2015 |
|---|---|---|---|---|
| Assets | | | | |
| Cash | $ 12.8 | $ 12.7 | $ 13.9 | $ 19.3 |
| Restricted cash | 117.3 | 112.0 | 112.8 | 106.1 |
| Finance receivables, net of allowance | 1,454.7 | 2,195.8 | 2,172.4 | 1,909.5 |
| Finance receivables, measured at fair value | 821.1 | - | - | - |
| Deferred tax assets, net | 19.2 | 32.4 | 42.8 | 37.6 |
| Other assets | 60.6 | 71.9 | 68.5 | 56.4 |
| | $ 2,485.7 | $ 2,424.8 | $ 2,410.4 | $ 2,128.9 |
| Liabilities | | | | |
| Accounts payable and accrued expenses | $ 31.7 | $ 28.7 | $ 25.0 | $ 29.5 |
| Warehouse lines of credit | 136.9 | 112.4 | 103.4 | 194.1 |
| Residual interest financing | 39.1 | - | - | 9.0 |
| Securitization trust debt | 2,063.6 | 2,083.2 | 2,080.9 | 1,720.0 |
| Subordinated renewable notes | 17.3 | 16.6 | 14.9 | 15.1 |
| | 2,288.6 | 2,240.9 | 2,224.2 | 1,967.7 |
| Shareholders' equity | 197.1 | 183.9 | 186.2 | 161.2 |
| | $ 2,485.7 | $ 2,424.8 | $ 2,410.4 | $ 2,128.9 |

(1) Numbers may not add due to rounding.

# Summary Statements of Operations (1)

| ($ in millions) | Three Months Ended December 31, 2018 | Three Months Ended December 31, 2017 | Years Ended December 31, 2018 | Years Ended December 31, 2017 | Years Ended December 31, 2016 |
|---|---|---|---|---|---|
| **Revenues** | | | | | |
| Interest income | $ 88.8 | $ 105.1 | $ 380.3 | $ 424.2 | $ 409.0 |
| Other income | 2.4 | 2.1 | 9.5 | 10.2 | 13.3 |
| | 91.2 | 107.2 | 389.8 | 434.4 | 422.3 |
| **Expenses** | | | | | |
| Employee costs | 20.0 | 19.2 | 79.3 | 73.0 | 65.5 |
| General and administrative | 14.9 | 12.4 | 57.2 | 50.3 | 48.7 |
| Interest | 26.4 | 23.7 | 101.5 | 92.3 | 79.9 |
| Provision for credit losses | 25.1 | 43.7 | 133.1 | 186.7 | 178.5 |
| | 86.4 | 99.0 | 371.1 | 402.3 | 372.6 |
| Pretax income | 4.8 | 8.2 | 18.7 | 32.1 | 49.7 |
| Income tax expense (2) | (0.6) | 18.2 | 3.8 | 28.3 | 20.4 |
| Net income | $ 5.4 | $ (10.0) | $ 14.9 | $ 3.8 | $ 29.3 |
| EPS (fully diluted) | $ 0.22 | $ (0.46) | $ 0.59 | $ 0.14 | $ 1.01 |

(1) Numbers may not add due to rounding.
(2) Includes $2.1 million net tax benefit related to certain tax planning strategies and other adjustments.

# Selected Financial Data

| ($ in millions) | Three Months Ended December 31, 2018 | Three Months Ended December 31, 2017 | Years Ended December 31, 2018 | Years Ended December 31, 2017 | Years Ended December 31, 2016 |
|---|---|---|---|---|---|
| Auto contract purchases | $ 251.8 | $ 190.8 | $ 902.4 | $ 859.1 | $ 1,088.8 |
| Total managed portfolio | $ 2,380.9 | $ 2,333.5 | $ 2,380.9 | $ 2,333.5 | $ 2,308.1 |
| Risk-adjusted margin (1) | $ 39.7 | $ 39.9 | $ 155.2 | $ 155.3 | $ 163.8 |
| Core operating expenses (2) | | | | | |
| $ amount | $ 34.9 | $ 31.6 | $ 136.5 | $ 123.2 | $ 114.2 |
| % of avg. managed portfolio | 5.9% | 5.4% | 5.8% | 5.3% | 5.1% |
| Pretax return on managed assets (3) | 0.8% | 1.4% | 0.8% | 1.4% | 2.2% |
| Total delinquencies and repo inventory (30+ days past due) | | | | | |
| As a % of total owned portfolio | 13.9% | 11.3% | 13.9% | 11.3% | 11.0% |
| Annualized net charge-offs | | | | | |
| As a % of total owned portfolio | 7.2% | 7.2% | 7.7% | 7.7% | 7.0% |

(1) Revenues less interest expense and provision for credit losses.
(2) Total expenses less provision for credit losses and interest expense.
(3) Equal to annualized pretax income as a percentage of the average managed portfolio.

# Investment Considerations

- CPS has weathered two industry cycles to remain one of the few independent public auto finance companies
- Twenty-seven consecutive quarters of profitability (measured on a pre-tax basis)
- Attractive industry fundamentals with fewer large competitors than last cycle
- Consistent credit performance
- Growing portfolio enhances operating leverage through economies of scale
- Opportunistic, successful acquisitions
- Stable senior management team averaging 20 years of experience owns significant equity
- CPSS currently trading at a discount to book value

# Reference to Public Reports

- Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission's EDGAR search page (http://www.sec.gov/edgar/searchedgar/companysearch.html) using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described in Item 1A, "Risk Factors," of CPS's annual report on Form 10-K, which report is on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference.

# Safe Harbor Statement

- Information included in the preceding slides is believed to be accurate, but is not necessarily complete. Such information should be reviewed in its appropriate context. The implication that historical trends will continue in the future, or that past performance is indicative of future results, is disclaimed. To the extent that one reading the preceding material nevertheless makes such an inference, such inference would be a forward-looking statement, and would be subject to risks and uncertainties that could cause actual results to vary. Such risks include variable economic conditions, adverse portfolio performance (resulting, for example, from increased defaults by the underlying obligors), volatile wholesale values of collateral underlying CPS assets, reliance on warehouse financing and on the capital markets, fluctuating interest rates, increased competition, regulatory changes, the risk of obligor default inherent in sub-prime financing, and exposure to litigation.